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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: February 13, 2006

                      Date of earliest event reported: N.A.


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                      75-2217002
      (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                       Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                       79065
 (Address of principal executive offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                     UNITED MEDICORP, INC. AND SUBSIDIARIES


Item 8.01 Other Events

         On February 13, 2006, the Registrant issued a press release stating that it had been notified by management at Marshall Regional Medical Center ("MRMC") that MRMC would discontinue using the Registrant's Claims Billing Services, effective March 1, 2006. Total revenues earned by the Registrant from Claims Billing Services provided to MRMC during the year ended December 31, 2005 were $1,119,633, which represented 40% of the Registrant's total revenue for the year. A copy of the complete press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit Number               Description
               --------------               -----------

                   99.1 Press release issued by the Registrant on February 13, 2006

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Peter W. Seaman                                 Date: February 13, 2006
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     Peter W. Seaman
     Chairman and Chief Executive Officer
     (Principal Accounting Officer)



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